Amendment No. 25 to the S&P License Agreement and
Amendment No. 7 to the 2006 DJI OPCO License Agreement

Exhibit 10.1
EXECUTION VERSION
AMENDMENT NO. 25 TO THE S&P LICENSE AGREEMENT
AND
AMENDMENT NO. 7 TO THE 2006 DJI OPCO LICENSE AGREEMENT
This Amendment No. 25 (“Amendment No. 25”), effective as of February 21, 2025 (“Amendment
Effective Date”) to the Restated License Agreement dated as of November 1, 1994, as previously amended by
Amendment No. 1 effective January 15, 1995, Amendment No. 2 effective April 1, 1998, Amendment No. 3 effective July 28, 2000, Amendment No. 4 effective October 27, 2000, Amendment No. 5 effective March 1,
2003, Amended and Restated Amendment No. 6 effective February 24, 2009, Amended and Restated
Amendment No. 7 effective February 24, 2009, Amendment No. 8 effective January 9, 2005, (Amendment No.
9 effective April 23, 2007 having been terminated as of February 24, 2009), Amendment No. 10 effective June
19, 2009, Amendment No. 11 effective April 29, 2010, Amendment No. 12 effective March 8, 2013,
Amendment No. 13 effective December 21, 2017, Amendment No. 14 effective January 1, 2017, Amendment
No. 15 effective January 15, 2019, Amendment No. 16 effective April 1, 2020, Amendment No. 17 effective
August 1, 2020, Amendment No. 18 effective October 26, 2021, Amendment No. 19 effective February 23,
2022, Amendment No. 20 effective as of April 25, 2022, Amendment No. 21 effective as of October 20, 2022,
Amendment No. 22 effective as of September 1, 2022, Amendment No. 23 effective May 31, 2024, and
Amendment No. 24 effective September 1, 2024 (collectively, the “S&P License Agreement”), is made by and between S&P Dow Jones Indices LLC (“S&P”) and Cboe Exchange, Inc. (“CBOE”).
This Amendment No. 7 (“Amendment No. 7”), effective as of the Amendment Effective Date to the
Amended and Restated License Agreement dated as of  September 29, 2006, as previously amended by
Amendment No. 1 effective August 22, 2011, Amendment No. 2 effective December 21, 2017, Amendment
No. 3 effective April 1, 2020, Amendment No. 4 effective October 26, 2021, Amendment No. 5 effective April
25, 2022, and Amendment No. 6 effective October 20, 2022 (collectively, the “DJI Opco License Agreement”), is made by and between DJI Opco, LLC (“DJI Opco”) and CBOE.
WHEREAS, S&P agrees to grant and CBOE desires to receive a license for CBOE and its Affiliates to use the S&P 500 Equal Weight Index (as modified from time to time, the “S&P 500 Equal Weight Index”), as the basis for options contracts; and
WHEREAS, DJI Opco agrees to apply per contract fees for amounts payable by CBOE to S&P under the S&P License Agreement with respect to the trading of options contracts based on the S&P 500 Equal
Weight Index towards the Annual Minimum Payment due from CBOE to DJI Opco under the DJI Opco
License Agreement.
NOW THEREFORE, the parties agree as follows:
1.Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the
S&P License Agreement or the DJI Opco License Agreement, respectively (as determined by the heading under which such language is used).
2.Except as expressly modified hereby, all other provisions in the S&P License Agreement and the DJI Opco License Agreement shall continue in full force and effect
S&P LICENSE AGREEMENT
3.The second recital is hereby amended and restated in its entirety as follows:
Amendment No. 25 to the S&P License Agreement and
Amendment No. 7 to the 2006 DJI OPCO License Agreement

“WHEREAS, S&P compiles, calculates, maintains, and owns rights in and to composite stock indexes known as the S&P 500 Stock Index, the S&P 100 Stock Index, the S&P SmallCap 600
Stock Index, the S&P 500 Dividend Index, the S&P Super Composite 1500 Stock Index, the
Select Sector Indices, S&P 500 ESG Index, the iBoxx USD Liquid Emerging Market
Sovereigns & Sub-Sovereigns Index“, and the S&P 500 Equal Weight Index” and to the
proprietary data therein contained (such rights being hereinafter referred to individually with respect to each such index as the “S&P 500”, “S&P 100”, “S&P SmallCap 600”, “S&P 500
Dividend Index”, “S&P Super Composite 1500”, Select Sector Indices, “S&P 500 ESG Index“,
“iBoxx USD EM Sovereign Bond Index”, and “S&P 500 EWI”  respectively, and referred to collectively (together with the S&P/BARRA Growth Index and the S&P/BARRA Value Index
defined below) as the “S&P Indexes”).”
4.The fifth recital is hereby amended to add ““SPXEW”,” immediately following ““SPX®”,”.
5.Section 1(h) is hereby amended to add “, the S&P 500 EWI” immediately following “with respect to the S&P 500 Index”.
6.Section 1(r) is hereby amended to add “, the S&P 500 EWI” immediately following “with respect to the S&P 500 Index”.
7.Section 1(s) is hereby amended to add “or the S&P 500 EWI” immediately following “with respect to the S&P 500 Index”.
8.Section 3(e) is hereby amended and restated in its entirety as follows:
“Except as otherwise expressly provided herein, the license granted to CBOE in
Section 3(a) above in respect of the S&P Indexes other than the S&P 100 Index does not cover Other Option Indexed Instruments. At the request of CBOE, S&P will grant to CBOE a non-exclusive license to use the S&P 500, the S&P 500 EWI, the S&P/
BARRA Growth Index, the S&P/BARRA Value Index, the S&P SmallCap 600, the
S&P Super Composite 1500 or the S&P 500 Dividend Index for Other Option Indexed
Instruments and to trade such instruments in its market at fees to be negotiated, unless
(i) S&P shall reasonably determine that the Other Option Indexed Instrument that is the subject of such request is a futures contract under the Commodity Exchange Act and for that reason the grant of such license would violate any existing agreement binding on S&P or (ii) such Other Option Indexed Instrument is not indexed solely to the S&P
500, the S&P 500 EWI, the S&P/BARRA Growth Index, the S&P/BARRA Value
Index, the S&P SmallCap 600, the S&P Super Composite 1500 or the S&P 500
Dividend Index, as applicable, and is the subject of an exclusive license granted by
S&P to a third party, and subject to the provision that the fees charged CBOE for such license will be at least as favorable to CBOE as the lowest fees then charged to any third party for any similar non-exclusive license to use the S&P 500, the S&P 500 EWI, the S&P/BARRA Growth Index, the S&P/BARRA Value Index, the S&P SmallCap
600, the S&P Super Composite 1500 or the S&P 500 Dividend Index, as applicable, with respect to similar Other Option Indexed Instruments. Without limiting the generality of the foregoing, in the event S&P permits or acquiesces (by not challenging within ninety (90) days of receipt of notice from CBOE) in the trading of a specific
Other Option Indexed Instrument based on the S&P 500, the S&P 500 EWI, the S&P/
Amendment No. 25 to the S&P License Agreement and
Amendment No. 7 to the 2006 DJI OPCO License Agreement

BARRA Growth Index, the S&P/BARRA Value Index, the S&P SmallCap 600, the
S&P Super Composite 1500 or the S&P 500 Dividend Index by any other Organized
Securities Market in North America without requiring such Organized Securities
Market to obtain a license from S&P or to pay a license fee to S&P, CBOE will likewise be permitted to trade that same Other Option Indexed Instrument without a license from or payment of a fee to S&P; provided, however, that CBOE will reasonably cooperate with requests by S&P to assist in challenges to such trading where practicable. Nothing in this Section 3(e) shall obligate S&P to require any party to agree to list or trade any Other Option Indexed Instrument on CBOE as a condition to S&P’s issuing a license in connection with such Other Option Indexed Instruments.”
9.Section 3(f) is hereby amended to add “the S&P 500 EWI,” immediately following “license to use the S&P 500,”.
10.Section 3(g) is hereby amended to add “the S&P 500 EWI,” immediately following “S&P shall be free to license the S&P 500,”.
11.Section 3(g) is hereby amended to correct the second instance of romanette “(iv)” and romanette "(v)” to be “(v)” and “(vi)”, respectively.
12.Section 3(j)’s first two sentences are hereby amended and restated in its entirety as follows:
“CBOE acknowledges that (1) the S&P Marks, the S&P 500, the S&P 100, the S&P
SmallCap 600, the S&P Super Composite 1500, the S&P 500 Dividend Index, and the
Exhibit C Indexes are the exclusive property of S&P and (2) the S&P/BARRA Marks, the S&P/BARRA Growth Index and the S&P/BARRA Value Index are the exclusive property of S&P and BARRA. CBOE further acknowledges that (1) the S&P 500, the
S&P 100, the S&P SmallCap 600, the S&P Super Composite 1500, the S&P 500
Dividend Index, and the Exhibit C Indexes and their compilation and composition are in the exclusive control, and changes thereof are in the exclusive discretion, of S&P and (2) the S&P/BARRA Growth Index and the S&P/BARRA Value Index and their compilation and composition are in the exclusive control, and changes thereof are in the exclusive discretion, of S&P and BARRA.”
13.Section 3(n) is hereby amended and restated in its entirety as follows:
“Unless it has obtained CBOE's prior written consent, S&P shall not grant any third party a license to use the (i) iBoxx USD EM Sovereign Bond Index in connection with trading Contracts, Futures Contracts or Option on Futures Contracts outside the United
States while the license for Cboe to use the iBoxx USD EM Sovereign Bond Index in
connection with trading Contracts, Futures Contracts or Option on Futures Contracts is
exclusive in the United States; or (ii) the S&P 500 Index, the Select Sector Indices, and/
or the S&P 500 EWI in connection with trading Standardized Option Contracts outside the United States, for so long as the license granted to CBOE with respect to the S&P
500 remains exclusive in the United States. At the request of CBOE, S&P will grant an exclusive license for CBOE and/or Affiliates of CBOE to use those S&P Indexes for which an exclusive worldwide license was in effect immediately preceding December
21, 2017, the Select Sector Indices, and/or the S&P 500 EWI for Standardized Options
Contracts traded on an Organized Securities Market in a territory outside the United
Amendment No. 25 to the S&P License Agreement and
Amendment No. 7 to the 2006 DJI OPCO License Agreement

States if there is no applicable local proposed, pending or existing legislation on the date of grant or known date in the future that, either (i) would prohibit or treat as unlawful the grant of such a license to CBOE, or (ii) as a result of the license to CBOE, would require that S&P grant a similar non-exclusive license to third parties.”
14.Section 3(o)’s first sentence is hereby amended and restated in its entirety as follows:
“In addition to the rights set forth above, S&P hereby grants CBOE a non-exclusive, royalty-free license to use “SPX””, “SPXEW”, “XSP” and/or “iBoxx” as or in tickers of CBOE issued financial products based on the S&P 500 Index, S&P 500 ESG Index and iBoxx USD EM Sovereign Bond Index, as applicable, pursuant to this Agreement.”
15.Section 5(c) is hereby amended and restated in its entirety as follows:
“The license fees shall be determined (1) for each calendar quarter for fees pertaining to
Contracts, Futures Contracts, Option on Futures Contracts, and Indexed Warrants, as
applicable, based on the S&P 500, the S&P/BARRA Growth Index, the S&P/BARRA
Value Index, the S&P SmallCap 600, the S&P Super Composite 1500, the S&P 500
Dividend Index, and the Exhibit C Indexes, and (2) for each 12-month period for fees pertaining to S&P 100 Contracts, and shall be paid within thirty (30) days after the end of the quarter or 12-month period, as applicable, to which the payment relates. Each payment shall be accompanied by a full accounting of the basis for the calculation of the fee.”
16.Section 7(d) is hereby amended and restated in its entirety as follows:
“During the term and thereafter in the event of the expiration or termination of this
Agreement for any reason, S&P agrees that it will not use or license a third party to use the “SPX”“, “SPXEW”, and/or “XSP” S&P Marks in connection with any standardized exchange-traded option contract anywhere in the world without the prior written consent of Cboe. This Section 7(d) shall survive expiration or termination of this
Agreement.”
17.Exhibit C’s title of “Exhibit C Indices” is hereby amended to “Exhibit C Indexes”.
18.Exhibit C’s second table titled “Other S&P Indexes” is hereby amended to add the following row immediately below the last row:

S&P 500 Equal Weight Index	SPXEWTR / SPW / SPXEWNTR
19.S&P hereby acknowledges and agrees that Cboe Data Services, LLC (“CDS”), a wholly owned subsidiary of CBOE, may disseminate/distribute current and delayed S&P 500 Equal Weight
Index values subject to the terms and conditions for “S&P Indexes” as detailed and defined in that certain Index Value Distribution Agreement (the “IVDA”), dated as of March 23, 2010, by and between S&P and CDS (notwithstanding that the IVDA is expired as of the Amendment
Effective Date). Notwithstanding anything in the IVDA to the contrary, in addition to all other rights it may have thereunder, S&P may, with 60 days’ written notice, require CBOE to cause
CDS to cease its distribution of such S&P 500 Equal Weight Index values; provided, however,
Amendment No. 25 to the S&P License Agreement and
Amendment No. 7 to the 2006 DJI OPCO License Agreement

such cessation right as provided under this Amendment No. 25 shall expire at such time the
IVDA renews or any substantially similar successor agreement is entered into between S&P and CDS (or such parties’ applicable affiliates).
DJI OPCO LICENSE AGREEMENT
20.DJI Opco hereby acknowledges and agrees that any amounts payable by CBOE to S&P following the
Amendment Effective Date under the 1994 Agreement with respect to the trading of Standardized
Option Contracts on the Markets of CBOE and Affiliates of CBOE based on the S&P 500 Equal
Weight Index (including without limitation corresponding Mini-SPX Contracts and Nano-SPX
Contracts), for which fees are payable to S&P, shall be applied to the Annual Minimum Payment described in Exhibit B to the 2006 Agreement paid to DJI Opco for such year.
21.Section 12(e) is hereby deleted and amended and restated in its entirety as follows:
“All notices and other communications under this Agreement shall be in writing and may be sent by email or delivered by courier service or mail to the addresses set forth below; provided, if sent by email, that the notice shall be deemed to have been received only upon receipt by the sending party of an acknowledgment of receipt; if sent by courier, that the notice shall be deemed to have been received when signed for as shown in the records of the courier service;
and, if sent by mail, that the notice shall be sent postage prepaid by registered or certified mail, return receipt requested and shall be deemed to have been received five (5) days after mailing.
Any such notice shall be sent to the following addresses of the other party or such other addresses as either party shall specify by a written notice to the other.
Notice to DJI Opco:Dow Jones Opco, LLC
Attn: Chief Commercial Officer
55 Water Street
44th Floor
New York, New York 10041-0003
With a copy to:Dow Jones Opco, LLC
Attn: General Counsel
55 Water Street
44th Floor
New York, New York 10041
Email: legalsupport@spglobal.com and
joseph.depaolo@spglobal.com
Notice to CBOE:Cboe Exchange, Inc.
Attn:General Counsel
433 W. Van Buren Street
Chicago, Illinois 60607
  Email: legalnotices@cboe.com”
[signature page follows]
Amendment No. 25 to the S&P License Agreement and
Amendment No. 7 to the 2006 DJI OPCO License Agreement

EXECUTION VERSION
AMENDMENT NO. 25 TO THE S&P LICENSE AGREEMENT
AND
AMENDMENT NO. 7 TO THE 2006 DJI OPCO LICENSE AGREEMENT
IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 25 and Amendment No.
7 to be executed and effective as of the Amendment Effective Date.

CBOE EXCHANGE, INC. Signed:/s/ Catherine Clay Name:Catherine Clay Title:EVP, Global Head of Derivatives Date:3/4/2025	S&P DOW JONES INDICES LLC Signed: /s/ Nash Hyder Name:Nash Hyder Title:VP Date:3/7/2025
DJI OPCO, LLC Signed: /s/ Nash Hyder Name:Nash Hyder Title:VP Date:3/7/2025